UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 1997




                     DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                         0-9311               87-0269260
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                                Identification
                                                                    Number)

      15840 Ventura Boulevard - Suite 310, Encino, CA              91436
        (Address of principal executive offices)                (Zip Code)

                                 (818) 386-2323
              (Registrant's telephone number, including area code)

                  955 South Virginia Street, Reno, Nevada 89502
         (Former name, former address and former fiscal year, if changed since last report)


Total sequentially numbered pages in this document: 3

Exhibit index pages number: 1

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ITEM 4.  RESIGNATION OF ACCOUNTANT


         On July 7, 1997,  Registrant  received  the letter  attached  hereto as
Exhibit 1 from its accountant, Jay J. Shapiro, CPA. Registrant has determined that the reason for the resignation is failure by Registrant to pay its auditor on a timely basis. Additionally, Registrant has reviewed other correspondence and determined there was a fundamental disagreement over accounting procedures for entertainment assets owned by Registrant.

         Registrant is in the process of resolving a rescission agreement that will also resolve the accounting procedures problem. If this rescission agreement is fulfilled it will be reported in a separate 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
         AND EXHIBITS


1. Letter of resignation from J. Shapiro, CPA, company auditor dated May 13, 1997, but not received by Registrant until July 7, 1997.


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



                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
                                                      (Registrant)


Date: August 15, 1997                     /s/Arthur Newberger
                                          -------------------
                                          Arthur Newberger
                                          President, Chief Executive Officer,
                                          and Director



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